UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2009
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14303	36-3161171

(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(zip code)
(313) 758-2000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

PRIVILEGED AND CONFIDENTIAL
ATTORNEY WORK PRODUCT
Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
     On October 30, 2009, American Axle & Manufacturing Holdings, Inc. (the “Company”) entered into an Amended and Restated Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”), in order to preserve the long-term value and availability of the Company’s net operating loss carryforwards and related tax benefits.
     The Rights Agreement, as amended, reduces the beneficial ownership threshold at which a person or group becomes an “Acquiring Person” under the Rights Agreement from 15% of the Company’s then-outstanding shares of common stock, par value $0.01 per share (“Common Stock”), to 4.99% of the Company’s then-outstanding shares of Common Stock. The Rights Agreement also, among other things, expands the scope of the definition of “Acquiring Person” to include persons or groups that would be considered “5-percent shareholders” under Section 382 of the Internal Revenue Code of 1986, as amended, and the related treasury regulations promulgated thereunder. Additionally, the Rights Agreement exempts stockholders who currently beneficially own 5% or more of the Company’s outstanding shares of Common Stock so long as their ownership continuously equals or exceeds 5% and provided that they do not acquire an additional 0.5% or more of the Company’s outstanding shares of Common Stock.
     The Rights Agreement will automatically expire on September 15, 2013. In addition, beginning in 2011, the Company’s board of directors will review the Rights Agreement annually in the first fiscal quarter to determine whether any of its provisions are, or the Rights Agreement itself is, no longer in the best interests of the Company, its stockholders and any other relevant constituencies.
     The Rights Agreement is attached as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 29, 2009, the Board of Directors adopted the following amendment to the By-laws of American Axle & Manufacturing Holdings, Inc. (the “Company”):
     Section 11(A)(2). A stockholder proposing business or nominating persons for election to the Board of Directors at an annual meeting of stockholders must include the following additional information in its advance notice to the Company: (1) any warrants, options or other derivative instruments relating to the Company’s stock that are held by such stockholder, (2) any agreements such stockholder has with respect to the business proposal, (3) a statement that the stockholder is the holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting, and (4) whether such stockholder is part of a group that intends to deliver a proxy statement or solicit proxies.
     The foregoing description is qualified in its entirety by reference to revised Section 11(A)(2) of the By-laws which is filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 8.01 Other Events
     On October 30, 2009, the Company issued a press release announcing the Rights Agreement. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

Exhibit 3.1	Amended Section 11(A)(2) to the By-laws

Exhibit 4.1	Amended and Restated Rights Agreement, dated as of October 30, 2009, between American Axle & Manufacturing Holdings, Inc. and Computershare Trust Company, N.A., as Rights Agent

Exhibit 99.1	Press Release dated October 30, 2009

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Axle & Manufacturing Holdings, Inc.

By	/s/ Michael K. Simonte
Name: Michael K. Simonte
Title: Executive Vice President — Finance & CFO
Date: October 30, 2009

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended Section 11(A)(2) to the By-laws

4.1	Amended and Restated Rights Agreement, dated as of October 30, 2009, between American Axle & Manufacturing Holdings, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press Release dated October 30, 2009

3